Exhibit 24.1
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, each of the undersigned, being Officers and Directors of Clayton Williams Energy, Inc. (the “Company”), a Delaware corporation, do hereby constitute and appoint Mel G. Riggs and L. Paul Latham, or either of them, with full power of substitution, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things in his name in the capacities indicated which Mel G. Riggs and L. Paul Latham, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Company’s registration statements on Form S-8 or other appropriate form, or one or more post-effective amendments to any existing registration statement on Form S-8 or other appropriate form, together with any and all exhibits and documents relating thereto (the “S-8 Registration Statement”), including specifically, but not limited to, the power and authority to sign such S-8 Registration Statement, any and all amendments thereto and any other forms or documents related to such S-8 Registration Statement which are required under federal securities laws; and we do hereby ratify and confirm all that Mel G. Riggs and L. Paul Latham, or either of them, shall do or cause to be done by virtue hereof.  This Power of Attorney may be signed in any number of counterparts and each such counterpart shall be considered an original hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 8th day of January 2010.

/s/ CLAYTON W. WILLIAMS
Clayton W. Williams, Chairman of the Board, President, Chief Executive Officer and Director

/s/ L. PAUL LATHAM
L. Paul Latham, Executive Vice President, Chief Operating Officer and Director

/s/ MEL G. RIGGS
Mel G. Riggs, Senior Vice President, Chief Financial Officer and Director

/s/ ROBERT L. PARKER
Robert L. Parker, Director

/s/ JORDAN R. SMITH
Jordan R. Smith, Director

/s/ DAVIS L. FORD
Davis L. Ford, Director

/s/ TED GRAY, JR.
Ted Gray, Jr., Director

  CERTIFICATE OF RESOLUTION

I, Mel G. Riggs, Secretary of Clayton Williams Energy, Inc., a Delaware corporation, do hereby certify that the Board of Directors of Clayton Williams Energy, Inc. duly adopted the following resolutions in a Board of Directors meeting on December 17, 2009.

WHEREAS, the directors and officers of the Company wish to execute and deliver a Power of Attorney to Mel G. Riggs and L. Paul Latham, allowing Mr. Riggs and/or Mr. Latham, jointly or severally, to act on behalf of such directors and officers with respect to the S-8 Registration Statement, including without limitation the execution of the S-8 Registration Statement and all necessary and appropriate matters related thereto.

NOW, THEREFORE BE IT RESOLVED, that the directors and proper officers of the Company be and they are hereby authorized and directed to execute and deliver a Power of Attorney to Mel G. Riggs and L. Paul Latham in the following:

KNOW ALL MEN BY THESE PRESENTS, each of the undersigned, being Officers and Directors of Clayton Williams Energy, Inc. (the “Company”), a Delaware corporation, do hereby constitute and appoint Mel G. Riggs and L. Paul Latham, or either of them, with full power of substitution, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things in his name in the capacities indicated which Mel G. Riggs and L. Paul Latham, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Company’s registration statements on Form S-8 or other appropriate form, or one or more post-effective amendments to any existing registration statement on Form S-8 or other appropriate form, together with any and all exhibits and documents relating thereto (the “S-8 Registration Statement”), including specifically, but not limited to, the power and authority to sign such S-8 Registration Statement, any and all amendments thereto and any other forms or documents related to such S-8 Registration Statement which are required under federal securities laws; and we do hereby ratify and confirm all that Mel G. Riggs and L. Paul Latham, or either of them, shall do or cause to be done by virtue hereof.  This Power of Attorney may be signed in any number of counterparts and each such counterpart shall be considered an original hereof.
; and further

RESOLVED, that the proper officers of this corporation be and they are hereby authorized and directed to take all such other actions, as they may deem advisable in order to carry out the intent and purposes of the foregoing resolution.

IN WITNESS WHEREOF, I have hereunto set my hand on behalf of this corporation on this 8th day of January, 2010.

/s/ MEL G. RIGGS
Mel G. Riggs, Secretary